UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of report (Date of earliest event reported):     April 1, 2020

BlueLinx Holdings Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-32383	77-062735
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1950 Spectrum Circle, Marietta, Georgia		30067
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code    (770) 953-7000

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BXC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.

On April 1, 2020, BlueLinx Holdings Inc. (the “Company”) amended its existing term loan facility by entering into that certain Sixth Amendment to Credit and Guaranty Agreement (the “Amendment”), by and among the Company, as borrower, certain of the Company’s subsidiaries, as guarantors, the lenders party thereto, and HPS Investment Partners, LLC, in its capacity as administrative agent.

Pursuant to the Amendment, the Company modified the “Total Net Leverage Ratio” covenant levels for the 2020 second and third quarters. All other “Total Net Leverage Ratio” covenant levels for prior and future quarters were unchanged. The Amendment also permits certain prepayments made by the Company between March 29, 2020, and April 1, 2020, to be given pro forma effect for purposes of calculating the “Total Net Leverage Ratio” for the fiscal quarter ended March 28, 2020, and modifies the deadline for certain prepayments from prior asset sales.

The foregoing description of the material terms of the Amendment is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 10.1 to this Current Report and incorporated herein by reference.

Item 2.02    Results of Operations and Financial Condition.

On April 7, 2020, the Company issued a press release containing preliminary information about the Company’s results of operations for the quarter ended March 28, 2020. A copy of the press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.

The information included in this Item 2.02, as well as Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits:

The following exhibits are attached with this Current Report on Form 8-K:

Exhibit No.	Exhibit Description

10.1
Sixth Amendment to Credit and Guaranty Agreement, dated April 1, 2020, by and among BlueLinx Holdings Inc., as borrower, certain subsidiaries of BlueLinx Holdings Inc., as guarantors, the lenders party thereto, and HPS Investment Partners, LLC, in its capacity as administrative agent.

99.1	Press Release of BlueLinx Holdings Inc., dated April 7, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BlueLinx Holdings Inc.

Dated: April 7, 2020                    By: /s/ Justin B. Heineman
Justin B. Heineman
Vice President, General Counsel & Corporate Secretary